Themes Gold Miners ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Materials - 99.9%(a)
Agnico Eagle Mines Ltd.	1,425	$111,486
Alamos Gold, Inc. - Class A	5,965	110,050
Anglogold Ashanti PLC	8,588	198,211
B2Gold Corp.	41,975	102,788
Capricorn Metals Ltd. (b)	23,790	92,472
De Grey Mining Ltd. (b)	143,025	156,247
Endeavour Mining PLC	5,526	100,144
Equinox Gold Corp. (b)	19,811	99,782
Gold Fields Ltd. - ADR	8,183	108,016
Gold Road Resources Ltd.	78,191	99,212
IAMGOLD Corp. (b)	22,629	116,966
K92 Mining, Inc. (b)	17,509	105,728
Kinross Gold Corp.	12,890	119,713
Lundin Gold, Inc.	5,833	124,415
Northern Star Resources Ltd.	11,574	110,608
OceanaGold Corp.	44,190	122,353
Perseus Mining Ltd.	68,621	109,156
Ramelius Resources Ltd.	85,135	109,077
Regis Resources Ltd. (b)	58,231	91,907
Torex Gold Resources, Inc. (b)	5,987	117,953
Zhaojin Mining Industry Co. Ltd. - Class H	68,000	95,959
		2,402,243
TOTAL COMMON STOCKS (Cost $2,328,983)		2,402,243

SHORT-TERM INVESTMENTS - 0.0%(c)		Value
Money Market Funds - 0.0%(c)	Shares
First American Treasury Obligations Fund - Class X, 4.40% (d)	995	995
TOTAL SHORT-TERM INVESTMENTS (Cost $995)		995

TOTAL INVESTMENTS - 99.9% (Cost $2,329,978)		2,403,238
Other Assets in Excess of Liabilities - 0.1%		1,980
TOTAL NET ASSETS - 100.0%		$2,405,218
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Themes Gold Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,402,243	$–	$–	$2,402,243
Money Market Funds	995	–	–	995
Total Investments	$2,403,238	$–	$–	$2,403,238

Refer to the Schedule of Investments for further disaggregation of investment categories.